Exhibit 3.4

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                                     BYLAWS



                                       OF



                                  PASSAVE, INC.













                        EFFECTIVE AS OF JANUARY 31, 2001











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                                    BYLAWS OF

                                  PASSAVE, INC.



                                    ARTICLE 1
                                     OFFICES

         Section 1.1 OFFICES. Passave, Inc., a Delaware corporation, (the "Corporation"), may have offices at such places both within and without the State of Delaware as the board of directors of the Corporation (the "Board of Directors") may from time to time determine or the business of the Corporation may require.

                                   ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

         Section 2.1 ANNUAL MEETING. An annual meeting of the stockholders for the election of directors shall be held at such place either within or without the State of Delaware as shall be designated on an annual basis by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Any other proper business may be transacted at the annual meeting.

         Section 2.2 NOTICE OF ANNUAL MEETING. Written notice of the annual meeting stating the place, if any, date, hour of the meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 2.3 VOTING LIST. The officer who has charge of the stock ledger of the Corporation shall prepare and make, or cause a third party to prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (a) on a reasonably accessible electronic network, PROVIDED that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall

                                       2.
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also be open to the examination of any stockholder  during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

         Section 2.4 SPECIAL MEETINGS. Special meetings of the stockholders of this Corporation, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation of the Corporation (as amended from time to time, the "Certificate of Incorporation"), shall be called by the President or Secretary of the Corporation at the request in writing of a majority of the members of the Board of Directors or holders of a majority of the total voting power of all outstanding shares of stock of the Corporation then entitled to vote, and may not be called absent such a request. Such request shall state the purpose or purposes of the proposed meeting.

         Section 2.5 NOTICE OF SPECIAL MEETINGS. As soon as reasonably practicable after receipt of a request as provided in Section 2.4, written notice of a special meeting, stating the place, if any, date (which shall be not less than ten nor more than sixty days from the date of the notice), hour and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such special meeting and the purpose or purposes for which the special meeting is called, shall be given to each stockholder entitled to vote at such special meeting.

         Section 2.6 SCOPE OF BUSINESS AT SPECIAL MEETING. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 2.7 QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or by means of remote communication, if any, or represented by proxy, shall constitute a quorum at all meetings of stockholders of the Corporation for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote thereat, present in person or by means of remote communication, if any, or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as provided in Section 2.5.

         Section 2.8 QUALIFICATIONS TO VOTE. The stockholders of record on the books of the Corporation at the close of business on the record date as determined by the Board of Directors and only such stockholders shall be entitled to vote at any meeting of stockholders or any adjournment thereof; PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for any adjourned meeting.

         Section 2.9 RECORD DATE. The Board of Directors may fix a record date for the determination of the stockholders entitled to notice of or to vote at any stockholders' meeting

                                       3.
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and at any adjournment  thereof,  or to express  consent to corporate  action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action. The record date shall not be more than sixty nor less than ten days before the date of such meeting, and not more than sixty days prior to any other action. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for any adjourned meeting.

         Section 2.10 ACTION AT MEETINGS. When a quorum is present at any meeting, the vote of the holders of a majority of the shares of stock having voting power present in person, by means of remote communication, if any, or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

         Section 2.11 VOTING AND PROXIES. Unless otherwise provided in the Certificate of Incorporation and subject to applicable law, each stockholder shall, at every meeting of the stockholders of the Corporation, be entitled to one vote in person, by means of remote communication, if any, or by proxy, for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on or after three years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless and for so long and only to the extent it is coupled with an interest sufficient at law to support an irrevocable power.

         Section 2.12  ACTION BY STOCKHOLDERS WITHOUT A MEETING.

                       (a) Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware (by hand or by certified or registered mail, return receipt requested), to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; PROVIDED, HOWEVER, that action by written consent to elect directors, if less than unanimous, shall be in lieu of holding an annual meeting only if all the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action. Prompt notice of the taking of corporate action without a meeting by less

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than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation by delivery to its registered office in the State of Delaware (by hand or by certified or registered mail, return receipt requested), to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings or meetings of stockholders are recorded.

                       (b)    A   telegram,   cablegram   or  other   electronic
transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section 2.12, PROVIDED that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and
(ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the State of Delaware (by and or by certified or registered mail, return receipt requested), its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, PROVIDED that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

                                    ARTICLE 3
                                    DIRECTORS

         Section 3.1 POWERS. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by applicable law or by the Certificate of Incorporation or by the bylaws of the Corporation (as in effect from time to time, the "Bylaws"), directed or required to be exercised or done by the stockholders.

         Section 3.2 NUMBER; ELECTION; TENURE AND QUALIFICATION. The number of directors which shall constitute the whole board shall be fixed from time to time by resolution of the Board of Directors or by stockholders at an annual meeting of stockholders (unless the directors are elected by written consent in lieu of an annual meeting as provided in Section 2.12); PROVIDED that the number of directors shall be not less than 1 nor more than 5. With the exception of the

                                       5.
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first  Board of  Directors,  which shall be elected by the  incorporator  of the
Corporation,  and except as provided in the Certificate of  Incorporation  or in
Section  3.3,  the  directors   shall  be  elected  at  the  annual  meeting  of
stockholders by a plurality vote of the shares represented in person, by means of remote communication, if any, or by proxy and each director elected shall hold office until his or her successor is elected and qualified unless he or she shall resign, become disqualified, disabled, or otherwise removed. Directors need not be stockholders.

         Section 3.3 VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. The directors so chosen shall serve until the next annual election and until their successors are duly elected and qualified, unless he or she shall resign, become disqualified, disabled, or otherwise removed. If there are no directors in office, then an election of directors may be held in the manner provided by applicable law.

         Section 3.4 LOCATION OF MEETINGS. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 3.5 MEETING OF NEWLY ELECTED BOARD OF DIRECTORS. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting; provided that a quorum shall be present. In the event such meeting is not held at such time, the meeting may be held at such time and place as shall be specified in a notice given in the manner specified for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 3.6 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place, if any, as shall from time to time be determined by the Board of Directors; PROVIDED that any director who is absent when such a determination is made shall be given notice of such location, if any.

         Section 3.7 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, if there be one, President of the Corporation or any director on two days' notice to each director by mail or overnight courier service or one days' notice to each director by telephone, facsimile, telegram or by a form of electronic transmission consented to by director to whom notice is given or such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstance. Notice may be waived in accordance with Section 229 of the General Corporation Law of the State of Delaware (as in effect from time to time, the "DGCL").

         Section 3.8 QUORUM AND ACTION AT MEETINGS. At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from

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time to time,  without notice other than  announcement  at the meeting,  until a quorum shall be present.

         Section 3.9 ACTION WITHOUT A MEETING. Unless otherwise restricted by the Certificate of Incorporation or the Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form (including a paper copy of an electronic transmission) if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         Section 3.10 TELEPHONIC/ELECTRONIC MEETING. Unless otherwise restricted by the Certificate of Incorporation or the Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         Section 3.11 COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and the affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by this chapter to be submitted to stockholders for approval or (b) adopting, amending or repealing any bylaw of the Corporation.

         Section 3.12 COMMITTEE AUTHORITY. Any such committee, to the extent allowed by law and provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

         Section 3.13 COMMITTEE MINUTES. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required to do so by the Board of Directors.

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         Section 3.14  DIRECTORS  COMPENSATION.  Unless otherwise  restricted by the Certificate of Incorporation or the Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         Section 3.15 RESIGNATION. Any director or officer of the Corporation may resign at any time. Each such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by either the Board of Directors, the President of the Corporation or the Secretary of the Corporation. The acceptance of a resignation shall not be necessary to make it effective unless expressly so provided in the resignation.

         Section 3.16 REMOVAL. Unless otherwise restricted by the Certificate of Incorporation, the Bylaws or applicable law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

                                    ARTICLE 4
                                     NOTICES

         Section 4.1 NOTICE TO DIRECTORS AND STOCKHOLDERS. Whenever, under the provisions of applicable law, the Certificate of Incorporation or the Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or, by a form of electronic transmission consented to by stockholder or director to whom notice is given. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall in the absence of fraud, be prima facie evidence of the facts stated therein. Notice to directors may also be given by telephone, facsimile, telegram or electronic transmission.

         Section 4.2 WAIVER. Whenever notice is required to be given under applicable law, the Certificate of Incorporation or the Bylaws, a written waiver, signed by the person or persons entitled to said notice or a waiver by electronic transmission by the person entitled to said notice whether before or after the time stated therein, shall be deemed equivalent thereto. The written waiver or any waiver by electronic transmission need not specify the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Attendance at the meeting is not a waiver of any right to object to

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the  consideration  of matters required by the DGCL to be included in the notice of the meeting but not so included, if such objection is expressly made at the meeting.

                                    ARTICLE 5
                                    OFFICERS

         Section 5.1 ENUMERATION. The officers of the Corporation shall be chosen by the Board of Directors and shall include a President, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine. The Board of Directors may elect from among its members a Chairman or Chairmen of the Board and a Vice Chairman of the Board. The Board of Directors may also choose one or more Vice Presidents and Assistant Secretaries. Any number of offices may be held by the same person, unless the Certificate of Incorporation or the Bylaws otherwise provide.

         Section 5.2 ELECTION. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect a President, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine.

         Section 5.3 APPOINTMENT OF OTHER AGENTS. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 5.4   COMPENSATION.   The  salaries  of  all  officers  of  the
Corporation shall be fixed by the Board of Directors or a committee thereof. The salaries of agents of the Corporation shall be fixed by the Board of Directors.

         Section 5.5 TENURE. The officers of the Corporation shall hold office until their successors are elected and qualify or until such officer's earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the directors of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

         Section 5.6 CHAIRMAN OF THE BOARD AND VICE-CHAIRMAN OF THE BOARD. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders of the Corporation at which he or she shall be present. The Chairman shall have and may exercise such powers as are, from time to time, assigned to the Chairman by the Board of Directors and as may be provided by law. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders of the Corporation at which the Vice Chairman shall be present. The Vice Chairman shall have and may exercise such powers as are, from time to time, assigned to such person by the Board of Directors and as may be provided by law.

         Section 5.7 PRESIDENT. The President shall be the Chief Executive Officer of the Corporation unless such title is assigned to another officer of the Corporation; in the absence of a Chairman and Vice Chairman of the Board, the President shall preside as the chairman of meetings of the stockholders of the Corporation and the Board of Directors; and the President

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shall have general and active  management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President or any Vice President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         Section 5.8 VICE PRESIDENT. In the absence of the President or in the event of the President's inability or refusal to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

         Section 5.9 SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders of the Corporation and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book or electronic record to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders of the Corporation and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be subject. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by such officer's signature.

         Section 5.10 ASSISTANT SECRETARY. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

         Section 5.11 CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and the Board of Directors may, by resolution, delegate such power of designation to any officer or officers of the Corporation. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or any officer of the Corporation to whom the Board of Directors may, by resolution, delegate such power, taking proper vouchers for such disbursements, and shall, upon request, render to the President and the Board of Directors an account of all such transactions as Chief Financial Officer and of the financial condition of the Corporation. If required by the Board of Directors,

                                      10.

the Chief Financial Officer shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the Chief Financial Officer's office and for the restoration to the Corporation, in case of the Chief Financial Officer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Chief Financial Officer that belongs to the Corporation.

                                    ARTICLE 6
                                  CAPITAL STOCK

         Section 6.1 CERTIFICATES. The shares of capital stock of the Corporation shall be represented by a certificate, unless and until the Board of Directors adopts a resolution permitting shares to be uncertificated. Certificates shall be signed by, or in the name of the Corporation by, (a) the Chairman of the Board, the Chief Financial Officer, the Vice Chairman of the Board, the President or any Vice President, and (b) the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

         Section 6.2 SIGNATURE. Any of or all of the signatures on a certificate may be facsimile or conformed. In case any officer, transfer agent or registrar who has signed or whose facsimile or conformed signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         Section 6.3 LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 6.4 TRANSFER OF STOCK. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

                                      11.

         Section 6.5 RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for any adjourned meeting.

         Section 6.6 REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                    ARTICLE 7
                               GENERAL PROVISIONS

         Section 7.1 DIVIDENDS. The Board of Directors, subject to the applicable provisions, if any, of the Certificate of Incorporation, may declare and pay dividends upon the capital stock of the Corporation. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board of Directors shall deem conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

         Section 7.2 CHECKS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 7.3 FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         Section 7.4 SEAL. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         Section 7.5 LOANS. The Board of Directors of this Corporation may, without stockholder approval, authorize loans to, or guaranty obligations of, or otherwise assist,

                                      12.

including, without limitation, the adoption of employee benefit plans under which loans and guarantees may be made, any officer or other employee of the Corporation or any of its subsidiaries, including any officer or employee who is a director of the Corporation or any of its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation.

                                    ARTICLE 8
                                 INDEMNIFICATION

         Section 8.1 SCOPE. The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as that section may be amended and supplemented from time to time, indemnify any director, officer, employee or agent of the Corporation, against expenses (including attorneys' fees), judgments, fines, amounts paid in settlement and/or other matters referred to in or covered by that section, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise.

         Section 8.2 ADVANCING EXPENSES. Expenses (including attorneys' fees) incurred by a present or former director or officer of the Corporation in defending a civil, criminal, administrative or investigative action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized by relevant provisions of the DGCL; PROVIDED, HOWEVER, the Corporation shall not be required to advance such expenses to a director (i) who commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors, or (ii) who is a party to an action, suit or proceeding brought by the Corporation and approved by a majority of the Board of Directors which alleges willful misappropriation of corporate assets by such director, disclosure of confidential information in violation of such director's fiduciary or contractual obligations to the Corporation, or any other willful and deliberate breach in bad faith of such director's duty to the Corporation or its stockholders.

         Section 8.3 LIABILITY OFFSET. If the Corporation provides indemnification under this Article 8 such indemnification shall be offset to the extent the indemnified party is indemnified by any other source including, but not limited to, any applicable insurance coverage under a policy maintained by the Corporation, the indemnified party or any other person.

         Section 8.4 CONTINUING OBLIGATION. The provisions of this Article 8 shall be deemed to be a contract between the Corporation and each director of the Corporation who serves in such

                                      13.

capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

         Section 8.5 NONEXCLUSIVE. The indemnification and advancement of expenses provided for in this Article 8 shall (a) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, (b) continue as to a person who has ceased to be a director and (c) inure to the benefit of the heirs, executors and administrators of such a person.

         Section 8.6 OTHER PERSONS. In addition to the indemnification rights of directors, officers, employees, or agents of the Corporation, the Board of Directors in its discretion shall have the power on behalf of the Corporation to indemnify any other person made a party to any action, suit or proceeding who the Corporation may indemnify under Section 145 of the DGCL.

         Section 8.7   DEFINITIONS.  The  phrases  and  terms  set forth in this
Article 8 shall be given the same meaning as the identical terms and phrases are given in Section 145 of the DGCL, as that section may be amended and supplemented from time to time.

                                    ARTICLE 9
                                   AMENDMENTS

         Section 9.1 AMENDMENTS. Except as otherwise provided in the Certificate of Incorporation, the Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, by the holders of a majority of the outstanding voting shares of the Corporation or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

                                      14.

                           CERTIFICATE OF SECRETARY OF
                                  COMPANY, INC.


         The undersigned certifies:

                  1. That the undersigned is the duly elected and acting Secretary of Company, Inc., a Delaware Corporation (the "Corporation"); and

                  2. That the foregoing Bylaws constitute the Bylaws of the Corporation as duly adopted by the Action by Unanimous Written Consent in Lieu of the Organizational Meeting by the Board of Directors of Company, Inc., dated the 31st day of January, 2001.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation as of this 31st day of January, 2001.




                                        /s/ Ariel Maislos
                                        -------------------------------
                                        Ariel Maislos,
                                        Secretary